July 22, 2026 Repligen to Acquire BioLife Solutions Exhibit 99.2

Safe Harbor Statement Cautionary Statement Regarding Forward-Looking Statements Statements included in this presentation, which are not historical in nature or do not relate to current facts, are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provisions of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are based on, among other things, Repligen management’s and BioLife management’s beliefs, assumptions, current expectations, estimates and projections about the economy and Repligen and BioLife, as applicable, and the industries in which Repligen and BioLife operate. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements include statements regarding, among other things, the expected benefits of the BioLife Transaction and Repligen’s ability to recognize the benefits of the BioLife Transaction; the anticipated timing of the closing of the BioLife Transaction; the anticipated financial impact of the BioLife Transaction on Repligen and the belief that this is a financially compelling transaction and accretive in the near-term; expectations for Repligen’s performance following the BioLife Transaction, including future financial and operating results; beliefs that the BioLife Transaction will accelerate profitable growth; beliefs and expectations about the cell therapy industry, including its growth, and BioLife’s position as a highly-differentiated cell processing tool leader; anticipated synergies; beliefs about the drivers for future growth following the BioLife Transaction, including with respect to the pipeline and regulatory matters; the expected impact on customers and revenue opportunities; Repligen’s second quarter results, including revenue growth and expectations for strong margin expansion and Repligen’s plans, objectives, expectations, intentions, growth strategies and other statements that are not historical facts. Repligen and BioLife caution readers that forward-looking statements are subject to certain risks and uncertainties that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks and uncertainties include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; the outcome of any legal proceedings that may be instituted against Repligen or BioLife; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect Repligen following the BioLife Transaction, or the expected benefits of the BioLife Transaction); the failure to obtain BioLife stockholder approval or to satisfy any of the other conditions to the BioLife Transaction on a timely basis or at all; the possibility that the anticipated benefits of the BioLife Transaction, including anticipated synergies, financial impact and revenue growth, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Repligen and BioLife do business; the risk that the parties have overestimated the size or trajectory of the cell therapy market and BioLife’s market position; the potential for increased regulatory scrutiny and the impact on the clinical pipeline, global approvals and expanded indications; the possibility that the BioLife Transaction may be more expensive to complete than anticipated; diversion of BioLife and Repligen management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the BioLife Transaction; risks relating to the potential dilutive effect of shares of Repligen common stock to be issued in the BioLife Transaction and other factors that may affect future results of Repligen. Additional factors that could cause results to differ materially from those described above can be found in Repligen’s Annual Report on Form 10-K for the year ended December 31, 2025, Repligen’s Quarterly Report on Form 10-Q for the three months ended March 31, 2026, BioLife’s Annual Report on Form 10-K for the year ended December 31, 2025, BioLife’s Quarterly Report on Form 10-Q for the three months ended March 31, 2026, in each issuer’s respective Current Reports on Form 8-K and in other documents Repligen and BioLife file with the U.S. Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. Repligen and BioLife caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Repligen and BioLife each disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

We continue to execute diligently and delivered another excellent quarter Second Quarter: ~12% reported or 13% organic revenue growth(1), strong margin expansion Full details to be provided on July 28th Strong momentum in our existing business and high-confidence in our future growth Excited to announce another key milestone in our company's journey … the acquisition of BioLife Solutions BioLife Acquisition Will Build on Our Momentum Organic revenue growth is a non-GAAP measure. See the Appendix to this presentation for a reconciliation to the nearest GAAP measure.

Repligen to Acquire BioLife Solutions … Combining Two Growth Engines



Preserving the promise
Biolife Solutions

Headquartered in Bothell, WA

Revenue (M)[2]



+29%
$75
$96
2024
2025

Revenue Mix[2]



Bio-preservation media
CPT(3)
Top Product: CryoStor®

98% Consumable

46% Commercial

Acquisition Highlights

- ✓ Signed agreement to acquire BioLife Solutions for $31/share … targeted to close in Q4-26 [1]
- ✓ Excited to welcome ~160 associates to the RGEN team at closing … shared culture of innovation
- ✓ BioLife is a scaled, highly-differentiated cell processing tools leader for the cell therapy industry
- ✓ Strategic one-step adjacency in the high-growth bioprocessing ecosystem
- ✓ Accretive to both revenue growth & margins and year 1 adj. EPS … stock/cash mix preserves flexibility
- ✓ Straightforward integration plan with clear synergies
- ✓ Meets all acquisition criteria: differentiated technology, strategic fit, financially compelling

REPLIGEN

(1) Directors of each company unanimously approved the transaction. Subject to customary regulatory approvals and by BioLife Solutions shareholders. No shareholder vote required for Repligen.
(2) Source: BioLife Investor Presentation, Revenue reflects a pro forma view for recent divestitures.
(3) CPT (Cell Processing Tools), includes: hPL Solutions, CellSeal®, Signata, and ThawSTAR®; BPM also includes HypoThermosol.

4

Fast-tracks Cell Therapy (CT) Leadership Adds a differentiated platform in a rapidly growing market Enhances cell therapy capabilities Creates Expected Long-term Value for Shareholders Accelerates profitable growth Adds new vertical for accretive M&A Expands Robust Customer Solutions Offering Creates new cross-selling opportunities Enables launch of integrated solution offering for CT Brings Deeply Embedded, Trusted Platform Adds high-margin recurring revenue Extends commercial - stage exposure A strategic one-step adjacency in the high-growth bioprocessing ecosystem Strong Strategic Rationale with Immediate Value Creation Opportunity

Fully Aligned with Repligen Acquisition Criteria

1 Technology First:
→ Differentiated cell processing platform

- ✓ Trusted platform with significant regulatory recognition
- ✓ Proprietary formulation with demonstrated leading performance
- ✓ Advanced cell processing portfolio embedded across workflows

2 Strategic Relevance:
→ Strengthens presence in growing cell therapy market

- ✓ Cell therapy market growing >20% … BioLife expands our offering
- ✓ Ability to leverage our commercial org … cross-sell & expand in APAC
- ✓ Product development through common scientific/sales expertise

3 Financial Discipline:
→ Accretive to our financials

- ✓ Expect immediate accretion to growth, margins, and adjusted EPS
- ✓ High single digit ROIC forecasted over the medium-term
- ✓ Expect >$20M of year 1 synergies: public co., G&A, and supply chain

REPLIGEN
6

BioLife Increases Our Presence in Cell Therapy, an Attractive & Rapidly Growing Market

Sizable Piece of Biologics Pipeline

- 1,100+ global cell therapies in pipeline
- Following proteins, cell therapy is the #2 modality in biologics

Pharma drug pipeline by modality [1]


RNA
ADC
GT
mAbs & proteins
Cell Therapy ~22%

Healthy Commercial Demand

Cell therapy revenue expected to grow >20% through 2030

Global Commercial Cell-Based Therapy Revenue ($B) [2]


$19
23% CAGR
$7
2025
2030 F

Multiple Drivers of Future Growth

- ✓ Strong efficacy driving adoption and approvals
- ✓ Robust commercial outlook
- ✓ Three blockbuster therapies
- ✓ Sizable clinical pipeline
- ✓ Global approvals and expanded indications
- ✓ Allogeneic therapies drives potential upside
- ✓ Favorable regulatory momentum

With BioLife, our pro forma new modalities mix will be ~25% ... tailwind for above-market growth potential ... while we remain highly-indexed to mAbs

REPLIGEN

(1) Repligen analysis of GlobalData (Phase 1 to Phase 3 pipeline), RNA includes other new modalities
(2) Source: BLFS June 2026 Investor Deck, Evaluate Pharma

7

ATF bioreactor intensification Broad & Growing Cell Therapy Portfolio Expands Customer Value Proposition Accelerates innovation and new products Expands customer investment and support Enables integrated solutions selling Accelerates Revenue Growth Expands cross-selling opportunities Leverages global commercial reach Enhances our Portfolio Offering Addresses a multi-billion dollar CGT Tools market Creates growth opportunities (e.g. cytokines) BioLife Accelerates the Expansion of Our Cell Therapy Offering

Attractive Deal Structure … Preserving Flexibility for Repligen


Total /Share consideration
$31.00
Stock
$19.75
Cash
$11.25

Deal Structure Highlights

Consideration

- ✓ ~$1.5B enterprise value … 11x 2027E Revenue with an attractive EV/EBITDA multiple on a fully synergized basis(1)
- ✓ $564 million of cash and 7.2 million Repligen shares
- ✓ Exchange ratio: 1 BioLife share = 0.1442 Repligen shares

Value Proposition for BioLife Shareholders

- ✓ With equity component, BioLife shareholders participate in the upside of the combined company

Structure Preserves Flexibility for Repligen

- ✓ >$300M Pro forma cash(2) left on balance sheet
- ✓ Cash portion funded with cash on hand
- ✓ ~1x Net leverage

(1) Assumes $20 million of year 1 synergies; FactSet consensus as of July 21, 2026
(2) Pro forma cash and cash equivalents upon deal close

REPLIGEN
9

We Believe This is a Financially Compelling Transaction

	Biolife Solutions	Synergies REPLIGEN + Biolife Solutions	Attractive Deal Financials
Top Line	• PF[1] Revenue Growth: 29% 2025, 23% first half 2026 • Cell Therapy market LT market >20% growth	• Assumed limited sales synergies … cross sell/APAC • Potential upside to model	✓ Accretive to Revenue Growth
Adjusted EBITDA / EPS	• FY25 Gross Margin: 65% • FY25 Adj. EBITDA margin: ~4% [2] … harmonized to include stock comp. burden (26% as reported)	• >$20M year 1 />$30M year 2 synergies: – Public Company & G&A – Supply chain & mfg scrap rate reductions – 75% Opex/25% COGS	✓ Accretive to RGEN Adj. Gross Margin and EBITDA Margins (~25% 2025 BLFS synergized Adj. EBITDA[2]) ✓ 5+ cents accretive to adj. EPS in year 1 … 25+ cents in year 2

Line of sight to an improved growth trajectory … and straightforward synergies

(1) 2025 Revenue reflects a pro forma view for recent divestitures.
(2) RGEN includes stock compensation expense in the calculation of adj. EBITDA
(3) Pro forma for year 1 synergies of $20M

REPLIGEN 10

Adds deeply embedded solutions in CT workflow & commercial therapies Scalable platform with high-growth, high-margin, recurring consumables revenues in bioprocessing Summary: Acquisition of highly-differentiated cell processing leader … Strengthens Repligen with a one-step adjacency in the high-growth bioprocessing ecosystem Fast-tracks our differentiated leadership in cell therapy market Cell therapy is rapidly growing market … meaningful portion of pharma pipelines Combination benefits customers by expanding robust CT solutions Increases cross-selling opportunities … enables launch of Integrated solutions for cell therapy workflow Financially compelling … expected to be an accretive transaction Accretive to growth, margins, and year 1 adj. EPS … synergies straightforward … capital flexibility

Appendix

Transaction Opportunity Overview … Strong Strategic Fit, Financially Compelling Strong Strategic Fit Fast-tracks cell therapy leadership, expands our presence in this high-growth market Adds deeply embedded solutions in cell therapy workflows & commercial therapies Combination benefits customers by expanding robust CT solutions Deal Terms Deal values BioLife at $31.00/share .. $11.25/share in cash and $19.75/share of RGEN shares Exchange ratio: 1 BioLife share = 0.1442 Repligen shares ~$1.5B enterprise value … attractive EV/EBITDA multiple on a fully synergized basis 7.2M Repligen shares … $564M in cash, funded with available cash on hand Financially Compelling Accretive to revenue growth and margins Expect to be 5+ cents accretive to year 1 adj. EPS and 25+ cents in year 2 Straightforward integration plan … expect >$20M+ of year 1 synergies and >$30M+ in year 2 Timing / Approvals Directors of each company unanimously approved the transaction Subject to customary regulatory approvals and by BioLife Solutions shareholders Pending approvals, expected to close in Fourth Quarter 2026

Non-GAAP Measures of Financial Performance This presentation includes certain “non-GAAP measures.” Please refer to the Company’s “Non-GAAP Measures of Financial Performance” included within the Company’s current and historical filings on Forms 8-K for more information on the use of non-GAAP measures by the Company.   These are preliminary results and subject to change until such time as the Company completes its quarter-end financial close process. Repligen will report full second quarter results on July 28, 2026, before the market opens and will host a conference call at 8:00 a.m. ET. Repligen Preliminary Reconciliation of Total Revenue (GAAP) Growth to Organic Revenue Growth (Non-GAAP)